UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2016

Rexnord Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35475	20-5197013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

247 Freshwater Way, Suite 300

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, including Zip Code)

(414) 643-3739

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2016, Rexnord Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters named on Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 7,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s 5.75% Series A Mandatory Convertible Preferred Stock (the “Preferred Stock”), in a registered public offering (the “Offering”) pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3ASR, as amended (Registration No. 333-193610). The Company granted the Underwriters a 30-day option to purchase up to 1,050,000 additional Depositary Shares at the public offering price less the underwriting discount (the “Option”). On December 2, 2016, the Underwriters exercised the Option in full. The foregoing description of the terms and conditions of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

The Deposit Agreement, dated as of December 7, 2016 (the “Deposit Agreement”), among the Company, American Stock Transfer & Trust Company, LLC, as depositary (the “Depositary”), and the holders from time to time of the depositary receipts evidencing the Depositary Shares, governs the deposit of the Preferred Stock and the issuance by the Depositary of the Depositary Shares. The foregoing description of the terms and conditions of the Deposit Agreement is qualified in its entirety by reference to the Deposit Agreement, which is incorporated herein by reference and attached hereto as Exhibit 4.2.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Offering described in Item 1.01 above, on December 7, 2016, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Company’s common stock or any other shares of junior stock, and no common stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of common stock have been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock.

Unless converted earlier, each share of Preferred Stock will convert automatically on the mandatory conversion date, which is expected to be November 15, 2019, into between 39.7020 and 47.6420 shares of the Company’s common stock, subject to customary anti-dilution adjustments. The number of shares of common stock issuable upon conversion will be determined based on the average volume weighted average price per share of the Company’s common stock over the 20 consecutive trading day period beginning on, and including, the 22nd scheduled trading day immediately preceding November 15, 2019.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference of $1,000 per share of Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on such shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the assets of the Company available for distribution to its stockholders, after satisfaction of liabilities owed to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of any junior stock, including the Company’s common stock.

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2016, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock, as described in Item 3.03 above. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2016, among Rexnord Corporation and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities, Inc., as representatives of the underwriters named in Schedule A thereto.

3.1	Certificate of Designations of the 5.75% Series A Mandatory Convertible Preferred Stock of Rexnord Corporation, filed with the Secretary of State of the State of Delaware and effective December 7, 2016.

4.1	Form of Certificate for the 5.75% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of December 7, 2016, among Rexnord Corporation and American Stock Transfer & Trust Company, LLC, acting as depositary, and the holders from time to time of the receipts issued thereunder.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Morgan, Lewis & Bockius LLP, relating to the Company’s Depositary Shares (including the consent required with respect thereto).

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXNORD CORPORATION

Date: December 7, 2016	By:	/s/ Mark W. Peterson
Mark W. Peterson
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2016, among Rexnord Corporation and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities, Inc., as representatives of the underwriters named in Schedule A thereto.

3.1	Certificate of Designations of the 5.75% Series A Mandatory Convertible Preferred Stock of Rexnord Corporation, filed with the Secretary of State of the State of Delaware and effective December 7, 2016.

4.1	Form of Certificate for the 5.75% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of December 7, 2016, among Rexnord Corporation and American Stock Transfer & Trust Company, LLC, acting as depositary, and the holders from time to time of the receipts issued thereunder.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Morgan, Lewis & Bockius LLP, relating to the Company’s Depositary Shares (including the consent required with respect thereto).

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).